SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (the “Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

The Information Statement describes certain events and transactions that have been deemed to result in an “assignment” of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and ClearBridge Investments, LLC (“ClearBridge”). ClearBridge serves as the investment sub-adviser to a portion, or sleeve (the “CB Mid Cap Strategy”), of the JNL Multi-Manager Mid Cap Fund (the “Mid Cap Fund”) and to the JNL/ClearBridge Large Cap Growth Fund (the “Large Cap Fund”). The Mid Cap Fund and the Large Cap Fund are collectively referred to as the “CB Funds.”

The Information Statement is furnished to shareholders of the CB Funds on behalf of the Board of Trustees (the “Board”) of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,
/s/ Mark D. Nerud
Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/ClearBridge Large Cap Growth Fund

JNL Multi-Manager Mid Cap Fund

September 16, 2020

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.       Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 139 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom .  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the sub-advisory arrangement between JNAM and ClearBridge Investments, LLC (“ClearBridge”) and certain events and transactions that have been deemed to result in an “assignment” of the Investment Sub-Advisory Agreement, effective September 19, 2016, as amended, between JNAM and ClearBridge (the “Original Sub-Advisory Agreement”), as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act. ClearBridge serves as the investment sub-adviser to a portion, or sleeve (the “CB Mid Cap Strategy”), of the JNL Multi-Manager Mid Cap Fund (the “Mid Cap Fund”) and to the JNL/ClearBridge Large Cap Growth Fund (the “Large Cap Fund”). The Mid Cap Fund and the Large Cap Fund are collectively referred to as the “CB Funds.”

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements with Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s Sub-Adviser.

On February 18, 2020, Franklin Resources, Inc. (“Franklin”) and Legg Mason Inc. (“Legg Mason”) announced that they had entered into an agreement under which Franklin would acquire Legg Mason and its affiliates, including ClearBridge (the “Franklin Transaction”). The Franklin Transaction was completed on July 31, 2020. Upon completion of the Franklin Transaction, ClearBridge became a wholly owned subsidiary of Franklin. Franklin is a holding company that, together with its subsidiaries, operates as Franklin Templeton®. Certain Franklin subsidiaries currently serve as sub-advisers or sub-sub-advisers to existing funds of the Trust. Franklin is located at One Franklin Parkway, San Mateo, California 94403.

The Franklin Transaction is not expected to result in any changes to the personnel responsible for managing the CB Mid Cap Strategy of the Mid Cap Fund and the Large Cap Fund. However, as a result of this transaction, which closed on July 31, 2020, the Original ClearBridge Sub-Advisory Agreement

terminated. This is because the 1940 Act, which regulates investment companies such as the CB Funds, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The Franklin Transaction, which changed the ownership of ClearBridge and its investment advisory business, is considered a “change of control” of ClearBridge.

As a result of the “change of control” of ClearBridge and the resulting termination of the Original Sub-Advisory Agreement, a new investment sub-advisory agreement was required. At a quarterly meeting of the Board held on June 2-4, 2020, the Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, JNAM, and ClearBridge (the “Independent Trustees”), approved a new Investment Sub-Advisory Agreement between JNAM and ClearBridge to be effective upon the closing of the Franklin Transaction (the “ClearBridge Sub-Advisory Agreement”).

Section 15(f) of the 1940 Act

ClearBridge has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). ClearBridge informed the Board and the Adviser that, after reasonable inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the CB Mid Cap Strategy of the Mid Cap Fund and the Large Cap Fund as a result of the transaction.

This Information Statement is being provided to contract owners whose purchase payments have been allocated to the CB Funds as of August 31, 2020. It will be mailed on or about September 21, 2020.

II.	Investment Sub-Advisory Agreement with ClearBridge Investments, LLC

ClearBridge has served as Sub-Adviser to the CB Mid Cap Strategy of the Mid Cap Fund and the Large Cap Fund pursuant to the Original Sub-Advisory Agreement, which was approved by the Board at a meeting held on June 1-3, 2016. The Original Sub-Advisory Agreement was most recently approved by the Board at a meeting held on September 4-6, 2019.

The Franklin Transaction resulted in an “assignment” and, therefore, an automatic termination of the Original Sub-Advisory Agreement. JNAM recommended, and the Board subsequently approved, the ClearBridge Sub-Advisory Agreement to be effective upon closing of the Franklin Transaction. The Board approved the ClearBridge Sub-Advisory Agreement at a meeting held on June 2-4, 2020. Please refer to Exhibit A for the full ClearBridge Sub-Advisory Agreement. Pursuant to the Order, you are not required to approve the ClearBridge Sub-Advisory Agreement because ClearBridge is not affiliated with JNAM. On July 31, 2020, the ClearBridge Sub-Advisory Agreement took effect.

The material terms of the ClearBridge Sub-Advisory Agreement between JNAM and ClearBridge are the same as the Original Sub-Advisory Agreement. The ClearBridge Sub-Advisory

Agreement provides that it will remain in effect until September 30, 2021, and thereafter from year to year through September 30 of each successive year following its initial term, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of each of the CB Funds and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The ClearBridge Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including a majority of the Independent Trustees), or by vote of a majority of the outstanding voting securities of each of the CB Funds, the Adviser (with consent of the Board, including the majority of the Independent Trustees) or ClearBridge. The ClearBridge Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended and Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective July 1, 2013. The ClearBridge Sub-Advisory Agreement will also terminate upon written notice of a material breach of the ClearBridge Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The ClearBridge Sub-Advisory Agreement generally provides that ClearBridge, its officers, members, or employees will not be subject to any liability to JNAM, the CB Funds, or the Trust’s Trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the CB Funds in connection with the performance of ClearBridge’s duties, except for a loss resulting from ClearBridge’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the ClearBridge Sub-Advisory Agreement.

No changes have been made to the fund name, investment objectives, principal investment strategies, or advisory and sub-advisory fees of the CB Funds.

The change in control of ClearBridge will not increase any fee or expense to be paid by the CB Funds. The advisory fees for the CB Funds did not change. The CB Funds pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedules:

Large Cap Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.500%
$1 billion to $3 billion	0.450%
$3 billion to $5 billion	0.440%
Over $5 billion	0.430%

Mid Cap Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.650%
$500 million to $1 billion	0.625%
$1 billion to $3 billion	0.600%
$3 billion to $5 billion	0.590%
Over $5 billion	0.580%

The aggregate rate of advisory fees to be paid to JNAM for each of the CB Funds will not change as a result of the change in control of ClearBridge. The following table sets forth the aggregate amount of advisory fees paid by each of the CB Funds from its operations for the one-year period ended December 31, 2019.

Fund	Actual Fees
Large Cap Fund	$4,219,320
Mid Cap Fund	$7,186,975

JNAM is responsible for paying all Sub-Advisers out of its own resources. The sub-advisory fee rate paid by the Adviser to ClearBridge is the same under the Original Sub-Advisory Agreement and the ClearBridge Sub-Advisory Agreement. For the year ended December 31, 2019, JNAM paid ClearBridge and its co-Sub-Advisers $4,606,939 in aggregate sub-advisory fees for their services to the Mid Cap Fund (0.41% of the Mid Cap Fund’s net assets) and paid ClearBridge $2,061,393 in sub-advisory fees for its services to the Large Cap Fund (0.24% of the Large Cap Fund’s net assets).

III.       Description of ClearBridge Investments, LLC

ClearBridge is located at 620 Eighth Avenue, New York, New York 10018. ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge’s total assets under management (including assets under management for RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Executive/Principal Officers and Directors of ClearBridge located at 620 Eighth Avenue, New York, New York 10018:

Names	Title
Terrence James Murphy	President and Chief Executive Officer, Director
Barbara Brooke Manning	General Counsel and Chief Compliance Officer
Cynthia Karen List	Chief Financial Officer, Director
Harry David Cohen	Co-Chief Investment Officer
Scott Keith Glasser	Co-Chief Investment Officer, Director
Brian Matthew Eakes	Director
Jane Elizabeth Trust	Director
Laura Andrea Boydston	Director
Terence Matthew Johnson	Director

ClearBridge is a wholly owned subsidiary of Legg Mason. Legg Mason is located at 100 International Drive, Baltimore, Maryland 21202. Legg Mason is a wholly owned subsidiary of Franklin, headquartered at One Franklin Parkway, San Mateo, California 94403. Franklin is a publicly traded company (BEN) that, through its subsidiaries, engages in the business of investment management on an international basis. As of June 30, 2020, Rupert Harris Johnson and Charles Bartlett Johnson each owned 21.04% and 21%, of the outstanding shares of BEN, respectively.

As the Sub-Adviser to the CB Mid Cap Strategy of the Mid Cap Fund and the Large Cap Fund, ClearBridge provides investment research, advice, and supervision and manages these portfolios consistent with their investment objectives and policies, including the purchase, retention, and disposition of securities. The principal investment strategies of the CB Funds are discussed in the Trust’s prospectus under “Principal Investment Strategies” and the principal risks of investing in the CB Funds are discussed in the Trust’s prospectus under the heading “Principal Risks of Investing in the Fund.”

As of August 31, 2020, no Trustee or officer of the Trust were officers, employees, directors, general partners or shareholders of ClearBridge, and no Trustee or officer of the Trust owned securities or had any other material direct or indirect interest in ClearBridge or any other entity controlling, controlled by or under common control with ClearBridge. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which ClearBridge, any parent or subsidiary of ClearBridge, or any subsidiary of the parent of such entities was or is to be a party.

JNL/ClearBridge Large Cap Growth Fund

Peter Bourbeau and Margaret Vitrano are the portfolio managers responsible for the day-to-day management of the Large Cap Fund.

Mr. Bourbeau is a Managing Director and Portfolio Manager of ClearBridge and has 29 years of investment industry experience. He joined ClearBridge or its predecessor in 1991. Previously, Mr. Bourbeau was a Director of Citigroup Global Markets Inc. (“CGMI”) and served as a Portfolio Manager at Smith Barney Asset Management.

Ms. Vitrano is a Managing Director and Portfolio Manager of ClearBridge and has 24 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined ClearBridge or its predecessor in 1997. Previously, she was a Director of CGMI and a research analyst at Citigroup.

JNL Multi-Manager Mid Cap Fund

Brian Angerame and Matthew Lilling are the portfolio managers responsible for the day-to-day management of the CB Mid Cap Strategy of the Mid Cap Fund.

Mr. Angerame is a Managing Director and Portfolio Manager of ClearBridge and has 26 years of industry experience. Mr. Angerame joined a predecessor to ClearBridge in 2000.

Mr. Lilling is a Director and Portfolio Manager of ClearBridge and has 14 years of industry experience. He joined ClearBridge in 2010.

IV.	Other Investment Companies Advised by ClearBridge Investments, LLC

The following tables set forth the size and rate of compensation for other funds advised by ClearBridge having similar investment objectives and policies as those of the CB Funds.

Large Cap Fund

Similar	Assets Under	Rate of
Mandate(s)	Management as of	Compensation*
June 30, 2020
Proprietary Funds
ClearBridge Large Cap Growth Fund	$16,757,705,506	First $1 Billion	49.00 bps
		Next $1 Billion	47.60 bps
		Next $3 Billion	45.50 bps
		Next $5 Billion	42.00 bps
		Over $10 Billion	38.50 bps

Similar	Assets Under	Rate of
Mandate(s)	Management as of	Compensation*
June 30, 2020
ClearBridge Variable Large Cap Growth Portfolio	$361,900,756	First $1 Billion	49.00 bps
		Next $1 Billion	47.60 bps
		Next $3 Billion	45.50 bps
		Next $5 Billion	42.00 bps
		Over $10 Billion	38.50 bps
Legg Mason ClearBridge U.S. Large Cap Growth Fund (Offshore)	$1,656,237,532	Flat Rate	45.00 bps
LM US Large Cap Growth Fund (Offshore)	$1,867,275	Flat Rate	38.00 bps
Non-Proprietary Funds
Guardian Large Cap Fundamental Growth VIP Fund	$329,665,701	First $100 Million	30.00 bps
		Next $200 Million	27.00 bps
		Assets over $300 Million	25.00 bps
EQ ClearBridge Large Cap Growth Portfolio	$378,072,244	First $500 Million	35.00 bps
		Next $1.5 Billion	30.00 bps
		Assets over $2 Billion	25.00 bps
GuideStone Financial Resources	$580,051,846	First $50 Million	38.00 bps
		Next $50 Million	35.00 bps
		Next $100 Million	30.00 bps
		Next $550 Million	27.00 bps
		Assets over $750 Million	25.00 bps
Pathway Funds Large Cap Growth Fund	$189,136,382	First $100 Million	34.00 bps
		Assets over $100 Million	30.00 bps
Optimum Large Cap Growth Fund	$880,290,526	First $100 Million	38.00 bps
		Next $150 Million	33.00 bps
		Next $250 Million	29.00 bps
		Next $500 Million	27.00 bps
		Next $500 Million	25.00 bps
		Assets over $1.5 Billion	23.00 bps
SA LM Tactical Opportunities Portfolio Large Cap Growth*	$3,461,008	First $500 Million	30.00 bps
		Next $500 Million	28.00 bps
		Next $1 Billion	26.00 bps
		Assets over $2 Billion	23.00 bps
Morningstar U.S. Equity Fund	$250,538,448	First $500 Million	32.00 bps
		Above $500 Million	29.00 bps

Similar	Assets Under	Rate of
Mandate(s)	Management as of	Compensation*
	June 30, 2020
Strategic Advisers Growth Fund	$1,114,664,084	First $100 Million	35.00 bps
		Next $150 Million	30.00 bps
		Next $300 Million	25.00 bps
		Next $450 Million	20.00 bps
		Reset on all assets once over $1 Billion	21.50 bps
Separately Managed Accounts
Separate Account A	$30,719,547	Flat Rate	50.00 bps
Separate Account B	$14,098,554	First $50 Million	55.00 bps
		Next $50 Million	45.00 bps
		Assets over $100 Million	40.00 bps
Separate Account C	$26,048,357	Flat Rate	50.00 bps
Separate Account D	$12,537,895	Flat Rate	60.00 bps
Separate Account E	$20,004,453	First $25 Million	50.00 bps
		Assets over $25 Million	45.00 bps
Separate Account F	$13,429,604	First $50 Million	50.00 bps
		Next $50 Million	40.00 bps
		Assets over $100 Million	36.00 bps
Separate Account G	$15,115,980	First $50 Million	50.00 bps
		Next $50 Million	40.00 bps
		Assets over $100 Million	36.00 bps
Separate Account H	$14,848,366	First $50 Million	50.00 bps
		Next $50 Million	40.00 bps
		Assets over $100 Million	36.00 bps
Separate Account I	$9,709,463	Flat Rate	50.00 bps
Separate Account J	$7,581,644	Flat Rate	50.00 bps
Separate Account K	$5,693,305	First $25 Million	65.00 bps
		Next $25 Million	55.00 bps
		Next $50 Million	45.00 bps
		Assets over $100 Million	40.00 bps
Separate Account L	$21,559,109	Flat Rate	50.00 bps
Separate Account M	$88,996,805	First $50 Million	50.00 bps
		Assets over $50 Million	45.00 bps
Separate Account N	$32,905,232	First $25 Million	50.00 bps
		Assets over $25 Million	40.00 bps
Separate Account O	$32,907,112	First $25 Million	50.00 bps
		Assets over $25 Million	40.00 bps
Separate Account P	$100,072,877	First $100 Million	40.00 bps
		Assets over $100 Million	37.50 bps
Separate Account Q	$2,375,306	Flat Rate	50.00 bps

Similar	Assets Under	Rate of
Mandate(s)	Management as of	Compensation*
	June 30, 2020
Separate Account R	$3,541,230	Flat Rate	50.00 bps
Separate Account S	$1,345,699	First $50 Million	50.00 bps
		Next $50 Million	40.00 bps
		Assets over $100 Million	36.00 bps
Separate Account T	$10,157,980	First $25 Million	50.00 bps
		Assets Over $25 Million	45.00 bps
Separate Account U	$5,324,046	First $25 Million	65.00 bps
		Next $25Million	55.00 bps
		Next $50 Million	45.00 bps
		Assets over $100 Million	40.00 bps
Separate Account V	$27,207,852	First $25 Million	55.00 bps
		Next $25 Million	49.50 bps
		Next $50 Million	40.50 bps
		Assets Over $100 Million	36.00 bps
Separate Account W	$11,497,275	Flat Rate	50.00 bps
Separate Account X	$17,499,520	Flat Rate	50.00 bps
Separate Account Y	$19,458,067	First $100 Million	45.00 bps
		Over $100 Million	40.00 bps
Separate Account Z	$6,419,908	Flat Rate	50.00 bps
Separate Account AA	$4,426,100	Flat Rate	65.00 bps
Separate Account AB	$20,950,429	Flat Rate	40.00 bps
Separate Account AC	$34,769,994	First $25 Million	65.00 bps
		Next $25 Million	55.00 bps
		Next $50 Million	45.00 bps
		Above $100 Million	40.00 bps
Separate Account AD	$4,053,347	First $25 Million	55.00 bps
		Next $25 Million	45.00 bps
Separate Account AE	$18,055,624	Flat Rate	50.00 bps
Separate Account AF	$2,320,322	Flat Rate	65.00 bps
Separate Account AG	$15,779,015	Flat Rate	40.00 bps
Separate Account AH	$8,959,653	First $100 Million	45.00 bps
		Over $100 Million	40.00 bps
Separate Account AI	$9,740,196	Flat Rate	50.00 bps
Separate Account AJ	$14,145,032	Flat Rate	50.00 bps
Separate Account AK	$37,505,386	First $25 Million	58.50 bps
		Next $25 Million	49.50 bps
		Next $50 Million	40.50 bps
		Above $100 Million	36.00 bps

The above accounts represent constituents of the ClearBridge Large Cap Growth Composite as of June 30, 2020.

Only ClearBridge sub-advisory fee structure is shown for the proprietary funds.

* The sub-advisory agreement is with ClearBridge’s affiliate, QS Investors (“QS”). The fee rate shown is paid to ClearBridge by QS for managing the assets allocated to the Large Cap Growth sleeve of this portfolio.

CB Mid Cap Strategy of the Mid Cap Fund

Similar	Assets Under	Rate of
Mandate(s)	Management as of	Compensation
June 30, 2020
Proprietary Funds
ClearBridge Mid Cap Fund	$1,659,688,155	First $1 billion	52.50 bps
		Next $1 billion	49.00 bps
		Next $3 billion	45.50 bps
		Next $5 billion	42.00 bps
		Over $10 billion	38.50 bps
ClearBridge Variable Mid Cap Core Portfolio	$176,935,517	First $1 billion	52.50 bps
		Next $1 billion	49.00 bps
		Next $3 billion	45.50 bps
		Next $5 billion	42.00 bps
		Over $10 billion	38.50 bps
Separately Managed Accounts
Separate Account A	$152,093,520	First $25 million	70.00 bps
		Next $25 million	60.00 bps
		Next $50 million	50.00 bps
		Over $100 million	40.00 bps
Separate Account B	$9,145,679	Flat Rate	65.00 bps

The above accounts represent constituents of the ClearBridge Mid Cap Composite as of June 30, 2020.

Only ClearBridge sub-advisory fee structure is shown for the proprietary funds.

V.       Evaluation By The Board Of Trustees

An investment advisory agreement with a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment,” and the change of control described below constitutes such an assignment. The Board may approve a new investment sub-advisory agreement resulting from an assignment without shareholder approval in reliance on the Trust’s Manager of Managers exemptive order.

The Board oversees the management of the Trust and its separate funds and, as required by law, determines whether to approve the Trust’s advisory agreement with JNAM and each fund’s Sub-Adviser(s). At a meeting on June 2-4, 2020, the Board, including all of the Independent Trustees of the Large Cap Fund and a portion of the assets of the Mid Cap Fund, considered information relating to the termination of the Original Sub-Advisory Agreement and a new investment sub-advisory agreement between JNAM and ClearBridge, the ClearBridge Sub-Advisory Agreement.

ClearBridge is a wholly owned asset management subsidiary of Legg Mason. On February 18, 2020, Franklin announced the Franklin Transaction. Franklin is a holding company that, together with its subsidiaries, operates as Franklin Templeton®. Certain Franklin subsidiaries currently serve as sub-advisers or sub-sub-advisers to existing funds of the Trust. The Franklin Transaction will result in an assignment and automatic termination of the Original Sub-Advisory Agreement. The Franklin Transaction is anticipated to be completed on or about August 1, 2020.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the ClearBridge Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the ClearBridge Sub-Advisory Agreement. With respect to its approval of the ClearBridge Sub-Advisory Agreement, the Board noted that ClearBridge already provides services to the CB Funds, and thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the ClearBridge Sub-Advisory Agreement to be effective upon the termination of the Original Sub-Advisory Agreement.

In reviewing the ClearBridge Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of services to be provided, (2) the investment performance of ClearBridge and the CB Funds’ investment team, (3) cost of services of ClearBridge, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the CB Funds grow, and (6) other benefits that may accrue to ClearBridge through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the ClearBridge Sub-Advisory Agreement.

Before approving the ClearBridge Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and ClearBridge and to consider the terms of the ClearBridge Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the ClearBridge Sub-Advisory Agreement is in the best interests of the shareholders of the CB Funds. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services provided by ClearBridge. The Board noted JNAM’s evaluation of ClearBridge, as well as JNAM’s recommendation, based on its review of ClearBridge, in connection with its approval of the ClearBridge Sub-Advisory Agreement.

The Board reviewed the qualifications, background, and responsibilities of ClearBridge’s portfolio managers who would be responsible for the day-to-day management of the CB Funds and noted that the CB Funds’ portfolio managers would not change in connection with the change of control. The Board reviewed information pertaining to ClearBridge’s organizational structure, senior management, financial condition, investment operations, and other relevant information. The Board considered compliance reports about ClearBridge from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the CB Funds are likely to benefit from the nature, extent, and quality of the services to be provided by ClearBridge under the ClearBridge Sub-Advisory Agreement.

Investment Performance of the CB Funds

The Board noted that the Mid Cap Fund outperformed its benchmark in one of the last three completed calendar years, and the Large Cap Fund outperformed its benchmark in one of the last two completed calendar years. The Board considered information relating to the change of control and noted JNAM’s and ClearBridge’s assertions that the change of control will not affect the services provided to the CB Funds, and that there will be no changes to the investment philosophy, process, or investment team for the CB Funds. The Board concluded that it would be in the best interests of the CB Funds and their respective shareholders to approve the ClearBridge Sub-Advisory Agreement.

 Costs of Services

The Board reviewed the fees to be paid to ClearBridge, which would be paid by JNAM (not the CB Funds). The Board noted that the sub-advisory fee schedules for the CB Funds will not change as a result of the change of control and will remain the same as the fee schedule in the Original Sub-Advisory Agreement. The Board also noted that none of the existing fees paid directly by the CB Funds will change as a result of the change in control. The Board concluded that the sub-advisory fees are in the best interests of the CB Funds and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs incurred and profits realized by ClearBridge. The Board determined that profits realized by ClearBridge were not unreasonable.

Economies of Scale

The Board considered whether the CB Funds’ fees reflect the potential for economies of scale for the benefit of each Fund’s shareholders. Based on information provided by JNAM and ClearBridge, the Board noted that each Fund’s fee schedule contains breakpoints that decrease the fee rate as assets increase.

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to ClearBridge

In evaluating the benefits that may accrue to ClearBridge through its relationship with the CB Funds, the Board noted that ClearBridge may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the CB Funds’ assets and may also develop additional investment advisory business with JNAM, the CB Funds or other clients of ClearBridge as a result of its relationship with the CB Funds.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the CB Funds and its shareholders to approve the ClearBridge Sub-Advisory Agreement.

VI.       Additional Information

Ownership of The CB Funds

As of August 31, 2020, there were issued and outstanding the following number of shares for the CB Funds:

Fund	Shares Outstanding
Large Cap Fund (Class A)	24,735,570.176
Large Cap Fund (Class I)	55,576,201.966
Mid Cap Fund (Class A)	15,773,378.811
Mid Cap Fund (Class I)	71,917,274.289

As of August 31, 2020, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of each class of each of the CB Funds.

Because the shares of the CB Funds are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), and certain affiliated funds organized as funds-of-funds, Jackson,

through its separate accounts, which hold shares of the CB Funds as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of each of the CB Funds.

As of August 31, 2020, the following persons beneficially owned more than 5% of the shares of the CB Funds.

Large Cap Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL/Goldman Sachs Managed Growth Fund	1 Corporate Way Lansing, Michigan 48951	39.64%
JNL/Goldman Sachs Managed Moderate Growth Fund	1 Corporate Way Lansing, Michigan 48951	29.52%
JNL/Goldman Sachs Managed Aggressive Growth Fund	1 Corporate Way Lansing, Michigan 48951	18.76%
JNL/Goldman Sachs Managed Moderate Fund	1 Corporate Way Lansing, Michigan 48951	9.12%

Mid Cap Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL Moderate Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	33.33%
JNL Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	21.77%
JNL Aggressive Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	16.31%
JNL Moderate Allocation Fund	1 Corporate Way Lansing, Michigan 48951	9.94%
JNL/Goldman Sachs Managed Moderate Growth Fund	1 Corporate Way Lansing, Michigan 48951	5.50%
JNL/Goldman Sachs Managed Growth Fund	1 Corporate Way Lansing, Michigan 48951	5.19%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the CB Funds shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the CB Funds shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 31, 2020, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of each of the CB Funds.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2019, the CB Funds paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2019, the CB Funds paid administration fees and 12b-1 fees to the Adviser and/or its affiliated persons as provided in the below table. These services have continued to be provided since the ClearBridge Sub-Advisory Agreement was approved.

Fund	Administration Fees	12b-1 Fees
Large Cap Fund	$1,267,835	$740,003
Mid Cap Fund	$1,691,120	$477,052

VII.     Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a subsidiary of Jackson, a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067. The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by ClearBridge.

Exhibit A

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and ClearBridge Investments, LLC

Effective July 31, 2020

Agreement, dated as of July 31, 2020, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and ClearBridge Investments, LLC (“Sub-Adviser”), a limited liability company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.                   Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.                   Services to be Rendered by the Sub-Adviser to the Trust

A.   As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.                  As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)                formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)          take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)              use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)               keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)             cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)         in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)           provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)               cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.               In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.              Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.                 In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.                  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.              The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.                  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements upon the Adviser’s request. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.                 Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.              The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.   The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.                 Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting) each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

M.            The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.                 The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

3.                   Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement.

4.                   Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.                   Liability and Indemnification

A.             Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.             Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

6.                   Representations of Adviser

The Adviser represents, warrants and agrees that:

A.                 The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.                  The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.               The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.                The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.              The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.                   Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.                  The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                  The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.              The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.                 The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other records relevant to the Sub-Adviser’s code of ethics, provided, however, that with respect to the “other records” referenced above, Sub-Adviser will only be obligated to provide information that is part of an employee’s file to the extent the employee involved is a portfolio manager of a Fund or the violation involves a material breach of the code by an individual who is materially involved in Sub-Adviser’s provision of services under this Agreement. The Adviser agrees to keep the reports provided by the Sub-Adviser confidential.

E.                 The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.               The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.              The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.                  The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.        The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.                  The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.                The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.                   Commodity Exchange Act Matters

A.       The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)       with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)        with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.       The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)       the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)       if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.       The Adviser and the Sub-Adviser each further agree that:

(i)       to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)       the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.                   Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.                Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.                Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.                Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

13.                Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2021. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.                Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or by the Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.                Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.                Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

17.                Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.                Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

19.                Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.                Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC 225 West Wacker Drive Suite 1200 Chicago, IL 60606 Attention: General Counsel Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	ClearBridge Investments, LLC 620 8th Avenue, 48th Fl New York, NY 10018 Attention: Terrence J. Murphy, CEO Email address: tjmurphy@clearbridge.com

With a copy to; ClearBridge Investments, LLC 620 8th Avenue, 47th FL New York, NY 10018 Attention: Barbara Brooke Manning, Esq. Email address: bbmanning@clearbridge.com

To the Trust:	JNL Series Trust 1 Corporate Way Lansing, MI 48951 Attention: Chief Legal Officer Email address: JNAMLegal@jackson.com

21.                Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.                Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

23.                Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

24.                Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers, effective as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

ClearBridge Investments, LLC

By:	/s/ Cynthia K. List
Name:	Cynthia K. List
Title:	Chief Financial Officer

Schedule A

Dated July 31, 2020

Funds
JNL Multi-Manager Mid Cap Fund*
JNL/ClearBridge Large Cap Growth Fund
(1)

* For the portion of the Average Daily Net Assets managed by ClearBridge Investments, LLC.

Schedule B

Dated July 31, 2020

 (Compensation)

JNL Multi-Manager Mid Cap Fund*
Fees Omitted

* For the portion of the Average Daily Net Assets managed by ClearBridge Investments, LLC.

JNL/Clearbridge Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.300%
$100 million to $250 million	0.275%
$250 million to $500 million	0.250%
Amounts over $500 million	0.225%